UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Equity Series

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (800) 927-4648

Date of fiscal year end: June 30

Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series—Institutional, P, D, A, C and R Classes

Share Classes	Institutional ■ P ■ D ■ A ■ C ■ R

Annual Report June 30, 2010

PIMCO Equity Series

PIMCO EqS Pathfinder Fund™

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder,

We are pleased to provide you with the inaugural Annual Report for the PIMCO Equity Series covering the PIMCO EqS Pathfinder Fund™, our first actively-managed equity mutual fund, which was launched on April 14, 2010 and is a global deep value strategy.

We established the PIMCO Equity Series as part of PIMCO’s continuing evolution as a provider of global investment solutions to clients across the world. The firm’s time-tested standards of excellence, global investment outlook, intellectual capital and deep resources are guiding our approach to actively-managed equities as we continue to build out our suite of equity strategies.

Our approach to active equity investing focuses on investment strategies where we believe we can add value, rather than seeking to be “all things to all people.” This starts with not being constrained by a traditional equity “style box” approach, nor by a particular geography or region. PIMCO’s insights into the factors that drive the world’s economies and businesses, as well as the firm’s proven capabilities in credit research and risk management across the capital structure, also will serve as important inputs into our equity investing process.

PIMCO EqS Pathfinder Fund™ applies the global deep value equity investing expertise of two highly regarded investors, Anne Gudefin and Charles Lahr, and is complemented by PIMCO’s extensive research and investment management capabilities and global platform. Global deep value investing is designed to be a compelling strategy in any market environment and looks to identify undervalued equities, as well as arbitrage and distressed debt opportunities, wherever they exist.

On the following pages of this Annual Report are specific details as to the Fund’s total return investment performance and a discussion of the factors that affected performance during the reporting period.

If you have any questions regarding the PIMCO Equity Series or the PIMCO EqS Pathfinder Fund™, please contact your account manager or financial adviser, or call one of our shareholder associates at 1-800-927-4648 (Institutional, Administrative, P and D share classes), or call Allianz Global Investors at 1-800-426-0107 (A, C and R share classes). We also invite you to visit our website at www.pimco-funds.com (Institutional, Administrative, P and D share classes) and www.allianzinvestors.com (A, C and R share classes), as well as our investment manager’s website at www.pimco.com.

Thank you for the trust you have placed in us. We value your trust and will continue to work diligently to meet your broad investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board, PIMCO Equity Series

August 10, 2010

Annual Report	June 30, 2010	1

Insights from the Portfolio Managers

Dear Shareholders:

Thank you for your investment in the PIMCO EqS Pathfinder Fund™ (the “Fund”) that we launched in April of this year. While the life of the Fund at PIMCO is short, we have implemented this strategy for many years throughout our careers in managing mutual funds and are confident that we can transition this strategy to the Fund (the “PIMCO Pathfinder”). In this letter, we will explain the Fund’s approach to investing, how we execute the PIMCO Pathfinder strategy and in a later section discuss the current market, performance and positioning of the Fund.

The PIMCO Pathfinder Approach to Investing

Strategy

The PIMCO EqS Pathfinder Fund is a global investment vehicle with a deep value bias. It is a diversified and unconstrained approach to seeking attractive risk-adjusted returns that focuses on investing in equities and supplementing returns with distressed debt and merger arbitrage. All of these investment areas are driven by an absolute return philosophy where our aim is to mitigate risk in down markets and participate in up markets, leading to the potential for positive returns and meaningful outperformance compared to equity indices (such as the MSCI World Index) in the medium to long term.

The approach is centered on buying securities that we feel are trading at a price level significantly discounted from their intrinsic value. This is an absolute return philosophy where experience has shown us that the potential to make money is enhanced when we buy assets at a depressed valuation with very low expectations built into the price of the stock and the potential to lose money is mitigated when buying an asset cheaply rather than buying an asset expensively. This discipline aids us in our effort to deliver resilient returns to our investors in an investment world where winning by not losing is the rule.

Being indifferent to what is contained in a benchmark is a natural extension of this absolute return philosophy. We have no interest in owning many of the well known stocks trading around the world that are priced at fair value and even less interest if they are trading at a premium to fair value. Our interest lies in identifying stocks that trade at a substantial discount to their intrinsic value, with the potential to exhibit meaningful upside with relatively little downside. Our search for value goes beyond many of the large cap indices in different countries and can often lead us to investments that are relatively unknown to most investors. In fact, this is often where we find the most intriguing investment opportunities.

Investing Principles

The realization of a strategy focused on delivering upside potential while mitigating downside risk can often take the PIMCO EqS Pathfinder Fund into areas that may be unconventional for a typical mutual fund. However, we believe that this approach is a sensible way to pursue wealth creation for our investors over time. Here are 9 principles that should help new investors better understand our investment approach:

1.	Within our equity holdings, our focus on bottom-up stock selection is all-encompassing; industry, market capitalization and country weightings are residual outcomes of our security selection process.

2.	The equities market frequently misprices both quality and distress. As such, we have a bias both for high-quality management teams of companies with “wide moats” and competitive advantages as well as for situations so distressed that consensus is uniformly negative.

3.	We primarily invest in the equity of businesses we believe are undervalued. We view ourselves as long-term investors, however, we intend to adhere to our buy and sell discipline regardless of how long we’ve owned the position if it helps us achieve the investment objective of the Fund.

4.	Diversification is important to us and may help guard against unexpected business-specific events to the downside. (Of course, diversification does not guarantee a profit or protect against loss.)

5.	Our adherence to our buy and sell discipline may not only help to protect investors’ returns, but may also lead to the accumulation of cash balances accruing in the portfolio. If there are no investments that fit our investment criteria, we tend to be content to wait for future uncertainty and the volatility of the markets to create attractive opportunities.

6.	Merger arbitrage investing is an area in which we seek to deliver uncorrelated equity-like returns, while minimizing downside risk. Hence, we focus primarily upon likely conservative, industrially-driven mergers in Western economies with predictable legal frameworks. We do not intend to use leverage and shun speculating on deals. We believe this is an excellent way for us to seek attractive returns on the Fund’s cash balances, which might otherwise be earning relatively low yields in today’s low interest rate environment. (Note that investments in companies engaged in mergers, reorganizations or liquidations may involve special risks as pending deals may not be completed on time or on favorable terms.)

2	PIMCO Equity Series

(Unaudited)

7.	Distressed debt investing is a natural extension of our fundamental deep value approach to equity investing. We seek opportunities ranging from bankruptcies and reorganizations to other special situations that may offer our investors the potential for compelling upside with limited downside. (Please note that investing in distressed companies (both debt and equity) is speculative and may be subject to greater levels of credit, issuer and liquidity risks, and the repayment of default obligations contains significant uncertainties; such companies may be engaged in restructurings or bankruptcy proceedings.)

8.	Avoiding downside potential is paramount to the PIMCO Pathfinder approach. We believe one of our most effective means to manage downside potential is intensive bottom-up fundamental research. We also seek to avoid the worst case scenario when making an investment.

9.	Other tools we have used include instruments intended to hedge market and currency risks as well as the intelligent application of our investment approach to different asset classes. Gold is one example of an investment to which we are exposed that may help hedge against any number of extreme scenarios that could negatively impact performance of the Fund.

These principles have been part of our approach throughout our investment career and they certainly resonate with our personal views. In addition, we are particularly optimistic regarding the ability of PIMCO to enhance our approach given PIMCO’s deep levels of expertise in risk management, currencies, credit and cash management. Since coming to PIMCO, we have found ourselves in the company of highly regarded experts in the areas mentioned above as well as in central bank policy, politics and fixed income markets. While these are not drivers of our bottom-up approach, they are highly valued inputs that we think will lead to a result consistent with the goals of the Fund. In addition, while the Fund is not managed specifically for tax efficiency, our long-term focus may enhance the tax-efficiency of the Fund as well as minimize transaction costs.

Managers’ Discussion & Performance Overview

This first period of performance for the PIMCO EqS Pathfinder Fund has been one where broader equity markets have dropped substantially and bond markets have rallied in a flight-to-safety. Driving much of the market sentiment was a combination of sovereign debt concerns in the periphery of Europe as well as the potential for deflation in the United States as the effects from government stimulus abate.

In the U.S., economic news continued to be weak with poor unemployment numbers, a negative revision to Q1 GDP growth, and very weak housing data. The unemployment rate in the U.S.

remained persistently high at 9.7% and the number of people unemployed for 27 weeks or more rose as a percentage of all jobless, to a record 46.0% (Source: Bloomberg). Two of the more recent disappointing data points were much weaker than expected existing home sales and the lowest number of monthly new home sales ever recorded, indicating how feeble the U.S. housing market recovery remains. The consumer price index (CPI) fell modestly at the end of the time period and year over year prices are just slightly higher by a relatively benign 2.0%.

In Europe, the economies of Germany, France and the United Kingdom continued to be sluggish as the Greek debt crisis lingered and related sovereign debt concerns persisted. However, in most of Asia growth remained solid, particularly so in Indonesia and China.

Given the disappointing economic news in the developed countries, equities in general were volatile during the period, and particularly so for the banks and major financials. For the period since inception of the Fund on April 14, 2010 to the end of the reporting period on June 30, 2010, the S&P 500 Index declined by 14.50% and the S&P Financials Index declined by 19.01%. In global equity markets, the MSCI World Index declined by 15.45% and the MSCI EAFE Index declined by 16.20% for the same period as risk assets adjusted to disappointing economic data, which dampened expectations for a strong economic recovery.

Against this backdrop, the Fund’s Institutional Class shares declined 7.70% (after fees and expenses) for the period since inception on April 14, 2010 to the end of the reporting period on June 30, 2010. Although the Fund exhibited negative absolute performance for the reporting period, it outperformed its benchmark, the MSCI World Index, by 775 basis points.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional prospectus dated 04/09/10, as supplemented to date, is 1.12% for the Institutional Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Annual Report	June 30, 2010	3

Insights from the Portfolio Managers (Cont.)

Among the stocks which contributed to performance were the Fund’s holdings in Link REIT, Lancashire Holdings, and a merger arbitrage opportunity in Alcon. The Link REIT is the largest retail property owner in Hong Kong, owning shopping malls and car parks, which were previously owned by the Hong Kong Housing Authority. In our view the business model is somewhat economically defensive as the properties are located near housing estates and cater to the daily needs of those residents: supermarkets, drugstores, and casual dining.

The Link REIT reported strong results for its fiscal year ending in March 2010. Through continuous property renovation and enhancement of its assets, the Link REIT increased occupancy to over 90% of the available square footage, and through rent increases, the Link REIT was able to increase revenues by 10%. Cost reduction efforts also continued to bear fruit with a 10% decrease in the cost/income ratio and the sum of all these efforts translated into a 15% increase in the dividend. The full year results were released in early June and a re-rating of the stock followed. Asset enhancements continue and the dividend yield of the Link REIT was 5.0% on June 30, 2010.

Lancashire Holdings, a specialty insurer domiciled in Bermuda, performed well over the reporting period as the market gained comfort with the performance of the company during a period of losses from the Chile earthquake earlier in the year. Lancashire Holdings expects a cost of between $65 million to $125 million, which we believe would be an absorbable event and likely validate their risk models. In addition, the company’s energy business, which is 29% of premiums, may benefit if there is a hardening of rates due to the Gulf oil spill. We believe the stock continues to offer excellent value as it traded at a discount to book value at the end of the period and has produced almost a 20% return on equity (ROE) over the last five years with a policy of capital return to shareholders.

Alcon is the target of an unsolicited all-stock bid by Novartis, which will control 77% of Alcon shares when it completes the purchase of Nestlé’s 52% stake in the company, if completed as announced. An independent committee of Alcon directors has rejected Novartis’ offer as inadequate and Alcon’s stock has consistently traded above the value of the Novartis offer in anticipation of an improvement in terms. We believe that 100% ownership of Alcon would likely allow Novartis to fully realize the synergies of this combination; however, to accomplish this goal we believe they will need to significantly improve their bid to garner the favor of the independent directors and minority shareholders.

Weakness in Novartis’ stock price and the Swiss Franc led to a decline in Alcon’s share price in late May, providing the Fund with what we believe to be an attractive opportunity to purchase Alcon stock. The position has been a positive contributor to Fund performance since the Fund’s inception largely due to the Fund’s decision to only partially offset the long exposure in Alcon stock with short exposure to Novartis stock. Novartis stock, which appreciated 7.5% during the month of June, correspondingly lifted the value of Alcon stock due to the fixed stock consideration.

Additional positive contributors to performance came from the Fund’s hedging strategies, including the Fund’s exposure to market index puts, financial sector puts and gold. Also, as the Fund held just slightly more than 20% of its assets in cash equivalents at the end of June 2010, its cash holding contributed positively to performance on both an absolute and relative basis.

Unfortunately we also owned positions which detracted from Fund performance. This included holdings in Barclays, Microsoft, and Seadrill.

Holdings in Barclays, a universal bank in the U.K., detracted from performance over the reporting period. In our opinion, this was likely due to market fears over the effects of European sovereign debt issues as well as the perception of an increasing probability of a double dip recession. However, we believe the stock offers good value as it closed the reporting period at close to a 20% discount to its tangible book value and may offer the prospect of a mid-teen ROE, even after allowing for conservative business normalization assumptions.

The stock price of Microsoft, the largest software company in the world, declined over the reporting period as concerns over the company’s future profitability manifested. As the earnings multiple on the stock approached 10x forward earnings, we continued to find the stock offering interesting value due to future prospects of growing cash generation and stability of earnings.

Seadrill is one of the leading operators of deepwater semi-submersibles and jack-up rigs for the offshore drilling market. Over the reporting period under review, we believe that the shares of Seadrill reacted negatively to a number of factors including: declining oil prices, Seadrill’s offer for Scorpion Offshore Ltd., disappointing first quarter operating results, concerns in general about offshore drillers given the current problems in the Gulf of Mexico, and overall volatility in the equity markets.

Seadrill is quite representative of our investment thought process and is a good example to present in more detail. In our view, the price of Seadrill’s stock is ignoring the longer-term, secular growth we expect to see in the deep water market. Per industry research reports, oil production from deepwater is

4	PIMCO Equity Series

(Unaudited)

expected to increase from 9% of oil production to almost 12% by 2015. While the Gulf of Mexico oil spill and the drilling moratorium have created doubts on the future of deepwater drilling, we believe that this ignores the likelihood that safety standards will be tightened, which may benefit more established operators like Seadrill. Also according to industry research reports, demand for deepwater rigs at Seadrill, which has the youngest fleet in the industry, comes mainly from National Oil Companies (NOC) and such demand is expected to represent 80% of the incremental oil production by 2030. Companies like Petrobras have recently announced that their investments over the period 2010-2014 would increase by 28% compared to the previous period and would concentrate mainly on deep water exploration, further supporting the case. With this as a backdrop, the stock is now priced at less than eight times forward earnings with a dividend yield of 10% as of June 30, 2010.

Although the market environment for the last few months has been negative overall, volatility is often the friend of the long-term value investor as it generally presents investments at attractive entry prices. With a comfortable position in cash, we continue to ply our craft and are ready for those opportunities. At the end of the reporting period, the Fund held approximately 20% in cash equivalents, approximately 75% in equities we believe are undervalued, slightly more than 3% (measured by the long side only) in merger arbitrage investments, and held the remaining balance of the portfolio in currency and market risk hedges. The Fund was also heavily hedged to the U.S. dollar at the end of the reporting period.

We thank you for your display of confidence and for your investment in the Fund.

Sincerely,

Anne Gudefin, CFA	Charles Lahr, CFA

PIMCO EqS Pathfinder Fund, Co-Portfolio Managers

Top Ten Holdings1

SPDR Gold Trust	4.7%
British American Tobacco PLC	3.5%
Danone	3.1%
Imperial Tobacco Group PLC	2.9%
BP PLC	2.3%
Link REIT	2.1%
Koninklijke KPN NV	2.1%
Carlsberg A/S	2.0%
Pernod-Ricard S.A.	2.0%
CSM	1.8%
[1]	% of Total Investments as of 06/30/10. Top Ten Holdings solely reflect long positions. Securities sold short, derivatives, and short-term instruments are not taken into consideration.

Geographic Breakdown2

United States	25.8%
United Kingdom	13.0%
France	11.9%
Switzerland	5.8%
Netherlands	5.1%
Bermuda	4.4%
Germany	4.2%
Hong Kong	4.0%
Denmark	3.0%
Japan	1.6%
Singapore	1.6%
Faeroe Islands	1.5%
Norway	1.5%
Guernsey, Channel Islands	1.0%
Italy	0.7%
Short-Term Instruments	14.9%

[2]	% of Total Investments as of 06/30/10.

Annual Report	June 30, 2010	5

Important Information About the Fund

The PIMCO EqS Pathfinder Fund™ (the “Fund”) seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Fund’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk and short sale risk. A complete description of these risks and other risks is contained in the Fund’s prospectus. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Fund could not close out a position when it would be most advantageous to do so. The Fund could lose more than the principal amount invested in these derivative instruments.

On the Performance Summary page in this Annual Report, the Cumulative Total Return Table measures performance assuming that any dividend and capital gain distributions were reinvested.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Equity Series as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held from its inception through June 30th, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Fund’s website at www.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Equity Series files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q, once available, will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The Fund’s Form N-Q will also be available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Fund’s website at www.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO Equity Series

(Unaudited)

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from April 14, 2010 (the date the Fund commenced operations) to June 30, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

PIMCO Equity Series is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800, www.pimco-funds.com, 1-800-927-4648.

Annual Report	June 30, 2010	7

PIMCO EqS Pathfinder Fund™

Institutional Class - PTHWX	Class A - PATHX
Class P - PTHPX	Class C - PTHCX
Class D - PTHDX	Class R - PTHRX

Allocation Breakdown‡

United States	20.9%
Short-Term Instruments	14.9%
United Kingdom	12.9%
France	11.9%
Switzerland	5.8%
Netherlands	5.1%
Other	28.5%
‡	% of Total Investments as of 06/30/10

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended June 30, 2010

Fund Inception (04/14/10)
PIMCO EqS Pathfinder Fund™ Class A	-7.80%
PIMCO EqS Pathfinder Fund™ Class A (Adjusted)	-12.87%
PIMCO EqS Pathfinder Fund™ Class R	-7.90%
PIMCO EqS Pathfinder Fund™ Class C	-7.90%
PIMCO EqS Pathfinder Fund™ Class C (Adjusted)	-8.82%
PIMCO EqS Pathfinder Fund™ Institutional Class	-7.70%
PIMCO EqS Pathfinder Fund™ Class P	-7.70%
PIMCO EqS Pathfinder Fund™ Class D	-7.90%
MSCI World Index	-15.45%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. Institutional Class performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Class D, Class A, Class C and Class R prospectus dated 04/09/10, as supplemented to date, is 1.12% for the Institutional Class shares, 1.22% for the Class P shares, 1.47% for the Class D shares, 1.47% for the Class A shares, 2.22% for the Class C shares and 1.72% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648. For Class A, C, D, and R performance current to the most recent month-end, visit www.allianzinvestors.com.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance
	Inst. Class	Class P	Class D	Class A	Class C	Class R
Beginning Account (04/14/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$923.00	$923.00	$921.00	$922.00	$921.00	$921.00
Expenses Paid During Period†	$1.99	$2.19	$2.69	$2.70	$4.21	$3.20

Expense Example	Hypothetical Performance††
	(5% return before expenses)
	Inst. Class	Class P	Class D	Class A	Class C	Class R
Beginning Account (04/14/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$1,019.93	$1,019.44	$1,018.20	$1,018.20	$1,014.48	$1,016.96
Expenses Paid During Period†	$4.91	$5.41	$6.66	$6.66	$10.39	$7.90

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.98% for Institutional Class, 1.08% for Class P, 1.33% for Class D, 1.33% for Class A, 2.08% for Class C and 1.58% for Class R), multiplied by the average account value over the period, multiplied by 77/365 (to reflect the period since the Fund commenced operations on 4/14/10). The annualized expense ratios of 0.98% for Institutional Class, 1.08% for Class P, 1.33% for Class D, 1.33% for Class A, 2.08% for Class C and 1.58% for Class R reflect net annualized expenses after application of an expense waiver of 0.23%. The Fund’s hypothetical expenses reflect an amount as if the Fund had been operational for the entire fiscal half year.

†† Hypothetical Performance reflects a beginning account value as of 01/01/10.

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO EqS Pathfinder Fund™ seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Fund’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»

The Fund commenced operations on April 14, 2010. From the period since inception through the end of the reporting period on June 30, 2010, the Fund’s Institutional Class shares declined 7.70% after fees (not including the sales charge on Class A shares). During this period, the Fund’s benchmark index, the MSCI World Index, declined 15.45%, and the Fund’s Class A shares outperformed its benchmark index by 775 basis points. For comparison purposes, the S&P 500 Index declined 14.50% during the same time period.

»

The Fund’s exposure to a life insurance company, an exchange operator, and a Hong Kong based real estate investment trust, benefited performance as these positions experienced positive performance for the period. Exposure to a non-alcoholic beverage bottler and distributor and a construction materials manufacturer also contributed positively to performance.

»

Stock selection in the energy sector (particularly exposure to major multinational integrated oil companies), European based banks and global financial services companies, a European utility company, and a large U.S. based software company, were among the major detractors from performance for the period.

»

The Fund may engage in a merger arbitrage strategy that seeks to capture the spread between the current price of the company being acquired and its ultimate take over price. The Fund’s exposure to merger arbitrage investments benefited performance for the reporting period and the Fund selectively added to its merger arbitrage positions during the equity market decline in May 2010. We continue to find very selective opportunities in merger arbitrage, although currently we believe that most merger arbitrage investments do not have attractive risk and return profiles.

8	PIMCO Equity Series

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	June 30, 2010	9

Financial Highlights

Selected Per Share Data for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized/ Unrealized (Loss) on Investments	Total (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

EqS Pathfinder FundTM
Institutional Class
04/14/2010 - 06/30/2010	$10.00	$0.07	$(0.84)	$(0.77)	$0.00	$0.00
Class P
04/14/2010 - 06/30/2010	10.00	0.07	(0.84)	(0.77)	0.00	0.00
Class D
04/14/2010 - 06/30/2010	10.00	0.06	(0.85)	(0.79)	0.00	0.00
Class A
04/14/2010 - 06/30/2010	10.00	0.07	(0.85)	(0.78)	0.00	0.00
Class C
04/14/2010 - 06/30/2010	10.00	0.05	(0.84)	(0.79)	0.00	0.00
Class R
04/14/2010 - 06/30/2010	10.00	0.06	(0.85)	(0.79)	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

10	PIMCO Equity Series	See Accompanying Notes

Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$9.23	(7.70)%	$542,879	0.98	%*	1.21	%*	0.89	%*	1.12	%*	3.53	%*	4%

0.00	9.23	(7.70)	970	1.08	*	1.31	*	0.99	*	1.22	*	3.36	*	4

0.00	9.21	(7.90)	7,084	1.33	*	1.56	*	1.24	*	1.47	*	3.13	*	4

0.00	9.22	(7.80)	15,436	1.33	*	1.56	*	1.24	*	1.47	*	3.28	*	4

0.00	9.21	(7.90)	6,668	2.08	*	2.31	*	1.99	*	2.22	*	2.43	*	4

0.00	9.21	(7.90)	9	1.58	*	1.81	*	1.49	*	1.72	*	2.91	*	4

Annual Report	June 30, 2010	11

Statement of Assets and Liabilities

June 30, 2010

(Amounts in thousands, except per share amounts)	EqS Pathfinder Fund™

Assets:
Investments, at value	$477,224
Investments in Affiliates, at value	70,852
Repurchase agreements, at value	1,128
Deposits with counterparty	32,015
Foreign currency, at value	4,537
Receivable for investments sold	817
Receivable for Fund shares sold	3,087
Interest and dividends receivable	1,393
Dividends receivable from Affiliates	21
Variation margin receivable	1,864
Unrealized appreciation on foreign currency contracts	514
593,452

Liabilities:
Payable for investments purchased	$2,876
Payable for investments in Affiliates purchased	21
Payable for Fund shares redeemed	218
Payable for short sales	11,452
Written options outstanding	951
Dividends payable	27
Deposits from counterparty	290
Accrued related party fees	425
Recoupment payable to Manager	4
Unrealized depreciation on foreign currency contracts	4,142
20,406

Net Assets	$573,046

Net Assets Consist of:
Paid in capital	$596,408
Undistributed net investment income	11,095
Accumulated undistributed net realized gain	314
Net unrealized (depreciation)	(34,771)
$573,046

Net Assets:
Institutional Class	$542,879
Class P	970
Class D	7,084
Class A	15,436
Class C	6,668
Class R	9

Shares Issued and Outstanding:
Institutional Class	58,833
Class P	105
Class D	769
Class A	1,674
Class C	724
Class R	1

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.23
Class P	9.23
Class D	9.21
Class A	9.22
Class C	9.21
Class R	9.21

Cost of Investments Owned	$511,553
Cost of Investments in Affiliates Owned	$70,844
Cost of Repurchase Agreements Owned	$1,128
Cost of Foreign Currency Held	$4,564
Proceeds Received on Short Sales	$12,285
Premiums Received on Written Options	$1,018

12	PIMCO Equity Series	See Accompanying Notes

Statement of Operations

Period from April 14, 2010 to June 30, 2010
(Amounts in thousands)	EqS Pathfinder Fund™

Investment Income:
Interest	$337
Dividends, net of foreign taxes*	3,235
Dividends from Affiliate investments	46
Miscellaneous income	12
Total Income	3,630

Expenses:
Investment advisory fees	593
Supervisory and administrative fees^	243
Distribution fees - Class C	6
Servicing fees - Class A	4
Servicing fees - Class C	2
Dividends on securities sold short	48
Organization expense	65
Interest expense	22
Total Expenses	983
Waiver and/or Reimbursement by Manager	(187)
Net Expenses	796

Net Investment Income	2,834

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	163
Net realized (loss) on Affiliate investments	(2)
Net realized gain on futures contracts, written options and swaps	112
Net realized gain on securities sold short	40
Net realized gain on foreign currency transactions	8,261
Net change in unrealized (depreciation) on investments	(34,328)
Net change in unrealized appreciation on Affiliate investments	8
Net change in unrealized appreciation on futures contracts, written options and swaps	2,357
Net change in unrealized appreciation on securities sold short	849
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(3,657)
Net (Loss)	(26,197)

Net (Decrease) in Net Assets Resulting from Operations	$(23,363)

* Foreign tax withholdings - Dividends	$343
^ Fund’s Class D Servicing Fee is combined into the Supervisory and Administrative Fee.

Annual Report	June 30, 2010	13

Statement of Changes in Net Assets

EqS Pathfinder Fund™

(Amounts in thousands)	Period from April 14, 2010 to June 30, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$2,834
Net realized gain	8,576
Net realized (loss) on Affiliate investments	(2)
Net change in unrealized (depreciation)	(34,779)
Net change in unrealized appreciation on Affiliate investments	8
Net (decrease) resulting from operations	(23,363)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	569,093
Class P	1,399
Class D	7,824
Class A	16,236
Class C	7,014
Class R	10
Cost of shares redeemed
Institutional Class	(4,251)
Class P	(372)
Class D	(363)
Class A	(140)
Class C	(41)
Net increase resulting from Fund share transactions	596,409

Total Increase in Net Assets	573,046

Net Assets:
Beginning of period	0
End of period*	$573,046

* Including undistributed net investment income of:	$11,095

14	PIMCO Equity Series	See Accompanying Notes

Schedule of Investments  EqS Pathfinder FundTM

June 30, 2010

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 74.7%

BERMUDA 4.3%

ENERGY 1.6%

Seadrill Ltd.	491,017	$8,857

FINANCIALS 2.7%

Hiscox Ltd.	1,143,355	5,828

Lancashire Holdings Ltd.	1,310,424	9,714

		15,542

Total Bermuda		24,399

DENMARK 2.9%

CONSUMER STAPLES 1.9%

Carlsberg A/S	142,033	10,824

FINANCIALS 1.0%

Jyske Bank A/S (a)	187,624	5,455

Total Denmark		16,279

FAEROE ISLANDS 1.4%

CONSUMER STAPLES 0.6%

Bakkafrost P/F (a)	630,561	3,391

FINANCIALS 0.8%

BankNordik P/F (a)	202,454	4,677

Total Faeroe Islands		8,068

FRANCE 11.4%

CONSUMER DISCRETIONARY 2.1%

Eutelsat Communications	249,669	8,359

JC Decaux S.A. (a)	160,359	3,736

		12,095

CONSUMER STAPLES 5.5%

Danone	315,226	16,899

L’Oreal S.A.	37,449	3,667

Pernod-Ricard S.A.	137,644	10,676

		31,242

ENERGY 1.7%

Bourbon S.A.	88,402	3,554

Total S.A.	133,719	5,969

		9,523

FINANCIALS 0.7%

BNP Paribas	76,247	4,102

INDUSTRIALS 0.8%

Teleperformance	194,892	4,868

INFORMATION TECHNOLOGY 0.6%

Gemalto NV	87,988	3,312

Total France		65,142

	SHARES	MARKET VALUE (000S)
GERMANY 4.0%

FINANCIALS 1.7%

Deutsche Boerse AG	161,446	$9,808

HEALTH CARE 0.7%

Rhoen Klinikum AG	182,142	4,053

INDUSTRIALS 0.7%

Kloeckner & Co. SE (a)	232,281	4,077

UTILITIES 0.9%

E.ON AG	181,328	4,876

Total Germany		22,814

GUERNSEY, CHANNEL ISLANDS 1.0%

FINANCIALS 1.0%

Resolution Ltd.	6,018,391	5,692

Total Guernsey, Channel Islands		5,692

HONG KONG 1.8%

FINANCIALS 0.9%

First Pacific Co. Ltd.	4,958,000	3,355

Guoco Group Ltd.	185,000	1,797

		5,152

INDUSTRIALS 0.9%

Jardine Matheson
Holdings Ltd.	90,000	3,150

Jardine Strategic
Holdings Ltd.	94,500	1,959

		5,109

Total Hong Kong		10,261

ITALY 0.7%

FINANCIALS 0.7%

Intesa Sanpaolo SpA	2,028,185	4,040

Total Italy		4,040

JAPAN 1.5%

INFORMATION TECHNOLOGY 1.5%

Nintendo Co. Ltd.	29,800	8,749

Total Japan		8,749

NETHERLANDS 4.9%

CONSUMER STAPLES 1.7%

CSM	337,238	10,015

ENERGY 1.2%

Dockwise Ltd. (a)	81,328	1,929

Royal Dutch Shell PLC ’A‘	196,444	4,958

		6,887

TELECOMMUNICATION SERVICES 2.0%

Koninklijke KPN NV	890,156	11,346

Total Netherlands		28,248

	SHARES	MARKET VALUE (000S)
NORWAY 1.4%

CONSUMER STAPLES 1.0%

Marine Harvest ASA	8,631,472	$5,700

INDUSTRIALS 0.4%

Orkla ASA	392,055	2,507

Total Norway		8,207

SINGAPORE 1.5%

FINANCIALS 0.5%

Great Eastern Holdings Ltd.	224,000	2,770

K-Green Trust (a)	187,800	141

		2,911

INDUSTRIALS 1.0%

Keppel Corp. Ltd.	939,000	5,669

Total Singapore		8,580

SWITZERLAND 5.5%

CONSUMER STAPLES 1.5%

Nestle S.A.	181,843	8,768

FINANCIALS 2.1%

UBS AG (a)	481,350	6,377

Zurich Financial Services AG	26,340	5,806

		12,183

HEALTH CARE 0.5%

Alcon, Inc.	19,300	2,860

INDUSTRIALS 0.7%

Schindler Holding AG	48,942	4,085

MATERIALS 0.7%

Sika AG	2,081	3,689

Total Switzerland		31,585

UNITED KINGDOM 12.4%

CONSUMER STAPLES 6.9%

British American Tobacco PLC	597,163	18,952

Imperial Tobacco Group PLC	576,723	16,114

Reckitt Benckiser Group PLC	96,667	4,496

		39,562

ENERGY 2.2%

BP PLC	2,665,170	12,759

FINANCIALS 3.3%

Barclays PLC	1,748,270	6,978

HSBC Holdings PLC	351,112	3,208

Lloyds Banking Group PLC (a)	1,280,120	4,243

Man Group PLC	5,399,530	4,263

		18,692

Total United Kingdom		71,013

See Accompanying Notes	Annual Report	June 30, 2010	15

Schedule of Investments  EqS Pathfinder FundTM   (Cont.)

	SHARES	MARKET VALUE (000S)
UNITED STATES 20.0%

CONSUMER STAPLES 6.4%

Altria Group, Inc.	313,631	$6,285

CVS Caremark Corp.	233,505	6,846

Lorillard, Inc.	131,974	9,500

Philip Morris International, Inc.	129,286	5,927

Reynolds American, Inc.	99,081	5,164

Wal-Mart Stores, Inc.	67,160	3,228

		36,950

ENERGY 2.5%

Pride International, Inc. (a)	278,700	6,226

Smith International, Inc.	226,342	8,522

		14,748

FINANCIALS 7.5%

Alleghany Corp. (a)	23,227	6,812

Bank of America Corp.	219,996	3,161

Berkshire Hathaway, Inc. ’B‘ (a)	113,951	9,081

CBOE Holdings, Inc. (a)	52,000	1,693

Columbia Banking

System, Inc.	62,102	1,134

Northwest Bancshares, Inc.	332,622	3,815

People’s United

Financial, Inc.	343,604	4,639

Washington Federal, Inc.	168,934	2,733

White Mountains Insurance Group Ltd.	30,188	9,787

		42,855

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.2%

SunPower Corp. ‘B’ (a)	105,679	$1,141

INFORMATION TECHNOLOGY 2.4%

Dell, Inc. (a)	436,219	5,261

Microsoft Corp.	357,909	8,235

		13,496

MATERIALS 1.0%

Airgas, Inc.	90,697	5,642

Total United States		114,832

Total Common Stocks (Cost $464,409)		427,909

EXCHANGE-TRADED FUNDS 4.5%

SPDR Gold Trust	210,903	25,663

Total Exchange-Traded Funds (Cost $24,708)		25,663

REAL ESTATE INVESTMENT TRUSTS 2.1%

Link REIT	4,698,000	11,657

Total Real Estate Investment Trusts (Cost $11,563)		11,657

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 14.3%

REPURCHASE AGREEMENTS 0.2%

State Street Bank and Trust Co.
0.010% due 07/01/2010	$1,128	$1,128

(Dated 06/30/2010. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $1,151. Repurchase proceeds are $1,128.)

U.S. TREASURY BILLS 1.5%

0.068% due 07/22/2010- 8/26/2010 (b)(d)(g)	8,779	8,779

U.S. TREASURY CASH MANAGEMENT BILLS 0.2%

0.052% due 07/15/2010 (d)	1,280	1,280

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 12.4%

	7,075,256	70,852

Total Short-Term Instruments (Cost $82,031)		82,039

PURCHASED OPTIONS (h) 0.3%
(Cost $814)		1,936

Total Investments 95.9% (Cost $583,525)		$549,204

Written Options (i)(0.2%) (Premiums $1,018)		(951)

Other Assets and Liabilities (Net) 4.3%		24,793

Net Assets 100.0%		$573,046

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Coupon represents a weighted average yield.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $4,390 have been pledged as collateral for foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of June 30, 2010.
(e)	Cash of $2,750 has been pledged as collateral for written options on June 30, 2010.
(f)	Cash of $29,265 has been pledged as collateral for securities sold short as of June 30, 2010.
(g)	Securities with an aggregate market value of $5,569 have been pledged as collateral for the following open futures contracts on June 30, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
E-mini S&P 500 Index September Futures	Short	09/2010	310	$896
EURO STOXX 50 Index September Futures	Short	09/2010	1,487	1,394

				$2,290

(h)	Purchased options outstanding on June 30, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - OTC Dow Jones STOXX 600 Banks Index September Futures	EUR 210.000	09/17/2010	108	$90	$162
Put - OTC Dow Jones STOXX 600 Banks Index September Futures	220.000	09/17/2010	196	181	376

				$271	$538

16	PIMCO Equity Series	See Accompanying Notes

June 30, 2010

Options on Securities/Exchange-Traded Funds
Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
Put - CBOE Financial Select Sector SPDR		$15.000	09/18/2010		$301	$179	$500
Put - CBOE SPDR S&P 500 ETF		113.000	09/18/2010		41	142	467
Put - EUX EURO STOXX 50 Index	EUR	2,800.000	09/17/2010	EUR	0	80	139
Put - EUX EURO STOXX 50 Index		2,850.000	09/17/2010		1	142	292

						$543	$1,398

(i)	Written options outstanding on June 30, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price		Expiration Date	# of Contracts	Premium	Market Value
Put - OTC Dow Jones STOXX 600 Banks Index September Futures	EUR	180.000	09/17/2010	304	$164	$206

Options on Securities

Description	Strike Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC BP PLC ADR	GBP	3.100	08/20/2010	GBP	377	$181	$229
Call - OTC BP PLC ADR		3.350	08/20/2010		409	218	172
Call - OTC BP PLC ADR		4.300	08/20/2010		130	69	9
Call - OTC BP PLC ADR		4.800	08/20/2010		177	85	5
Call - OTC BP PLC ADR		3.900	11/19/2010		232	167	91
Put - CBOE Bank of America Corp.		$15.000	07/17/2010		$95	78	89
Put - CBOE CVS Caremark Corp.		34.000	07/17/2010		35	56	150

						$854	$745

Transactions in written call and put options for the period ended June 30, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in GBP		Premium
Balance at 04/14/2010	0	$0	GBP	0	$0
Sales	304	130		1,620	1,153
Closing Buys	0	0		(295)	(135)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 06/30/2010	304	$130	GBP	1,325	$1,018

(j)	Short sales outstanding on June 30, 2010:

Description	Shares	Proceeds	Market Value
Novartis AG ADR	32,200	$1,472	$1,556
Schlumberger Ltd.	157,769	9,704	8,731
SunPower Corp. ‘A’	95,006	1,109	1,149

		$12,285	$11,436

(k)	Foreign currency contracts outstanding on June 30, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CHF	318	07/2010	BCLY	$5	$0	$5
Sell		27,954	07/2010	BCLY	0	(1,713)	(1,713)
Sell		522	07/2010	HSBC	0	(31)	(31)
Buy		701	07/2010	JPM	0	0	0
Sell		2,165	07/2010	RBS	0	(136)	(136)
Sell		1	09/2010	BCLY	0	0	0
Buy	DKK	2,725	07/2010	BCLY	0	(3)	(3)
Sell		111,441	07/2010	BCLY	72	0	72
Buy		4,569	07/2010	JPM	0	0	0
Sell		4,773	07/2010	JPM	4	0	4
Sell		13,000	07/2010	RBS	2	0	2
Sell		1	09/2010	JPM	0	0	0
Buy	EUR	813	07/2010	BCLY	0	(5)	(5)
Sell		15,816	07/2010	BCLY	115	0	115
Sell		2,285	07/2010	HSBC	0	(63)	(63)
Buy		1,145	07/2010	JPM	0	0	0
Sell		5,156	07/2010	JPM	36	0	36
Sell		74,315	07/2010	RBS	181	(3)	178
Buy	GBP	1,435	07/2010	BCLY	0	(5)	(5)

See Accompanying Notes	Annual Report	June 30, 2010	17

Schedule of Investments  EqS Pathfinder FundTM   (Cont.)

Foreign currency contracts outstanding on June 30, 2010 (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation)
Sell		2,085	07/2010	BCLY	$0	$(25)		$(25)
Sell		55,479	07/2010	CSFB	0	(1,583)		(1,583)
Sell		1,683	07/2010	HSBC	0	(87)		(87)
Buy		1,774	07/2010	JPM	0	0		0
Sell		8,744	07/2010	RBS	0	(166)		(166)
Buy		839	09/2010	BCLY	3	0		3
Buy	JPY	87,184	07/2010	BCLY	11	0		11
Sell		31,775	07/2010	BCLY	0	(9)		(9)
Sell		95	07/2010	BNP	0	0		0
Sell		598,584	07/2010	CSFB	0	(205)		(205)
Buy		43,053	07/2010	JPM	12	0		12
Sell		146,240	07/2010	JPM	0	(50)		(50)
Sell		80,921	07/2010	RBS	0	(30)		(30)
Buy	NOK	6,296	07/2010	BCLY	0	(3)		(3)
Sell		75,487	07/2010	BCLY	67	0		67
Sell		415	07/2010	BNP	0	(2)		(2)
Buy		4,719	07/2010	JPM	0	0		0
Sell		10,000	07/2010	RBS	1	0		1
Sell		5	09/2010	JPM	0	0		0
Sell	SGD	146	07/2010	BCLY	0	0		0
Sell		1,685	07/2010	CSFB	0	(9)		(9)
Buy		2,880	07/2010	GSC	0	(13)		(13)
Sell		37	07/2010	HSBC	0	0		0
Sell		1,062	07/2010	RBS	5	(1)		4

					$514	$(4,14	2)	$(3,62	8)

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2010 in valuing the Fund’s assets and liabilities:

Category (2)	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 06/30/2010
Common Stocks
Bermuda
Energy	$0	$8,857	$0	$8,857
Financials	0	15,542	0	15,542
Denmark
Consumer Staples	0	10,824	0	10,824
Financials	0	5,455	0	5,455
Faeroe Islands
Consumer Staples	3,391	0	0	3,391
Financials	0	4,677	0	4,677
France
Consumer Discretionary	0	12,095	0	12,095
Consumer Staples	0	31,242	0	31,242
Energy	0	9,523	0	9,523
Financials	0	4,102	0	4,102
Industrials	0	4,868	0	4,868
Information Technology	0	3,312	0	3,312
Germany
Financials	0	9,808	0	9,808
Health Care	0	4,053	0	4,053
Industrials	0	4,077	0	4,077
Utilities	0	4,876	0	4,876
Guernsey, Channel Islands
Financials	5,692	0	0	5,692
Hong Kong
Financials	0	5,152	0	5,152
Industrials	0	5,109	0	5,109
Italy
Financials	0	4,040	0	4,040
Japan
Information Technology	0	8,749	0	8,749
Netherlands
Consumer Staples	0	10,015	0	10,015
Energy	0	6,887	0	6,887
Telecommunication Services	0	11,346	0	11,346
Norway
Consumer Staples	0	5,700	0	5,700
Industrials	0	2,507	0	2,507
Singapore
Financials	141	2,770	0	2,911

18	PIMCO Equity Series	See Accompanying Notes

June 30, 2010

Category (2)	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 06/30/2010
Industrials	$0	$5,669	$0	$5,669
Switzerland
Consumer Staples	0	8,768	0	8,768
Financials	0	12,183	0	12,183
Health Care	2,860	0	0	2,860
Industrials	0	4,085	0	4,085
Materials	0	3,689	0	3,689
United Kingdom
Consumer Staples	0	39,562	0	39,562
Energy	0	12,759	0	12,759
Financials	0	18,692	0	18,692
United States
Consumer Staples	36,950	0	0	36,950
Energy	14,748	0	0	14,748
Financials	42,855	0	0	42,855
Industrials	1,141	0	0	1,141
Information Technology	13,496	0	0	13,496
Materials	5,642	0	0	5,642
Exchange-Traded Funds	25,663	0	0	25,663
Real Estate Investment Trusts	0	11,657	0	11,657
Short-Term Instruments	70,852	11,187	0	82,039
Purchased Options	431	1,505	0	1,936

Investments, at value	$223,862	$325,342	$0	$549,204
Short Sales, at value	$(11,436)	$0	$0	$(11,436)
Financial Derivative Instruments (3)	$2,289	$(4,578)	$0	$(2,289)

Totals	$214,715	$320,764	$0	$535,479

(1)	See note 2 in the Notes to Financial Statements for additional information.
(2)	Refer to the Schedule of Investments for additional information.
(3)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(m)	Fair Value of Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$1,936	$0	$1,936
Variation margin receivable (2)	0	0	0	1,864	0	1,864
Unrealized appreciation on foreign currency contracts	0	514	0	0	0	514

	$0	$514	$0	$3,800	$0	$4,314

Liabilities:
Written options outstanding	$0	$0	$0	$(951)	$0	$(951)
Unrealized depreciation on foreign currency contracts	0	4,142	0	0	0	4,142

	$0	$4,142	$0	$(951)	$0	$3,191

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$0	$0	$112	$0	$112
Net realized gain on foreign currency transactions	0	10,029	0	0	0	10,029

	$0	$10,029	$0	$112	$0	$10,141

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$1,122	$0	$1,122
Net change in unrealized appreciation on futures contracts, written options and swaps	0	0	0	2,357	0	2,357
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(3,628)	0	0	0	(3,628)

	$0	$(3,628)	$0	$3,479	$0	$(149)

(1)	See note 4 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $2,290 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	June 30, 2010	19

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, D, A, C and R shares of the PIMCO EqS Pathfinder FundTM (the “Fund”).

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

(b) Investment Valuation  For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the managers to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies, the Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign securities that do not trade when the NYSE is open are also valued at fair value. The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when you are unable to buy or sell shares. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly

20	PIMCO Equity Series

June 30, 2010

reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows:

•	Level 1 — Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs, such as relevant indices, currency fluctuations, depository receipts, and futures, as applicable.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees or persons acting at their direction that are used in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Fund.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update, effective for interim and annual reporting periods beginning after December 15, 2009, requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The end of period timing recognition is being adopted for the significant transfers between levels of the Fund’s assets and liabilities at June 30, 2010. There were no significant transfers into and out of Level 1, 2 and 3 during the period ended June 30, 2010.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends received by real estate investment trust securities may include return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

(d) Foreign Currency Translation  Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividend, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

(e) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(g) New Accounting Pronouncement  In January 2010, FASB issued an Accounting Standards Update with respect to fair value measurements and the

Annual Report	June 30, 2010	21

Notes to Financial Statements  (Cont.)

reconciliation of Level 3 assets and liabilities for interim and annual reporting periods beginning after December 15, 2010. The update requires additional disclosures about purchases, sales, issuances, and settlements in the Level 3 reconciliation of fair value measurements. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Repurchase Agreements  The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(b) Short Sales  The Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. The Fund may enter into a specific agreement with a prime broker giving the Fund the opportunity to borrow a predetermined amount of a thinly traded security for the duration of the term (the “Term Borrow Agreement”). In exchange for the opportunity to borrow the specified security, the Fund will pay the prime broker a fee as detailed in the Term Borrow Agreement. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, are supported by the full faith and credit of the United States Government. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

(a) Foreign Currency Contracts  The Fund may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written

22	PIMCO Equity Series

June 30, 2010

option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

5.  PRINCIPAL RISKS

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks   The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Fund by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Fund to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Prime Broker Account Agreements between the Fund and selected Prime Brokers govern the considerations and factors surrounding accounts opened for short selling transactions and activities, including, but not limited to, margin, execution, and settlement. The Prime Broker Account Agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination.

Annual Report	June 30, 2010	23

Notes to Financial Statements  (Cont.)

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.75%.

PIMCO has contractually agreed, until October 31, 2011, to waive a portion of its Investment Advisory Fee by 0.16% of average daily net assets. Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by the Fund of any portion of the management fees waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit: 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	A, C, D, P and R Classes
0.30%	0.40%

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. Pursuant to the Distribution and Servicing Plans adopted by the A, C and R Classes of the Trust, the Trust compensates AGID or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, C and R Classes. The Trust compensates PIMCO for services provided and expenses incurred for the servicing of Class D shares. PIMCO paid AGID under a separate agreement for any services provided by AGID in connection with Class D shares. The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%
Class D	—	0.25%
Class R	0.25%	0.25%

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A and C Class shares. For the period ended June 30, 2010, AGID received $23,897 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fees through October 31, 2011, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Inst’l Class	Class A	Class C	Class D	Class P	Class R
0.89%	1.24%	1.99%	1.24%	0.99%	1.49%

In any month during which the investment advisory contract or supervision and administration agreement is in effect, PIMCO may recoup any portion of the advisory fee and supervisory and administrative fee reduced or reimbursed pursuant to the Fee Limitation Agreement and the Expense Limitation Agreement, respectively (the” Reimbursement Amount”), during the previous thirty-six months, provided that such amount recouped by PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit: 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. As of June 30, 2010, the recoverable amount to PIMCO was $60,779.

Each unaffiliated Trustee receives an annual retainer of $60,000, plus $4,750 for each Board of Trustees meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $7,500 and each other committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of

24	PIMCO Equity Series

June 30, 2010

whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Fund may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust, series of the PIMCO Funds and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended June 30, 2010 (amounts in thousands):

Market Value 04/14/2010	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 06/30/2010	Dividend Income	Net Capital and Realized (Loss)
$ 0	$201,546	$130,700	$8	$70,852	$46		$(2)

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

The Fund’s purchases and sales of securities, other than short-term securities and U.S. Government Agency securities for the period ended June 30, 2010, were as follows (amounts in thousands):

Purchases	Sales
$511,450	$10,934

10.  SHARES OF BENEFICIAL INTEREST

The Fund may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Period from 04/14/2010 to 06/30/2010
	Shares	Amount

Receipts for shares sold
Institutional Class	59,280	$569,093
Class P	144	1,399
Class D	808	7,824
Class A	1,689	16,236
Class C	728	7,014
Class R	1	10

Cost of shares redeemed
Institutional Class	(447)	(4,251)
Class P	(39)	(372)
Class D	(39)	(363)
Class A	(15)	(140)
Class C	(4)	(41)
Class R	0	0
Net increase resulting from Fund share transactions	62,106	$596,409

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of Allianz Global Investors of America L.P., and PIMCO Funds, another series of funds managed by PIMCO, are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders — including certain registered investment companies and other funds managed by PIMCO — were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of

Annual Report	June 30, 2010	25

Notes to Financial Statements  (Cont.)

June 30, 2010

claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of June 30, 2010, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U. S. tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of June 30, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral
$8,828	$538	$(32,725)	$(4)	$—	$—

(1)	Adjusted for open wash sale loss deferrals, constructive sales, adjustments due to passive foreign investment companies, and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.

As of June 30, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$584,192	$4,650	$(39,638)	$(34,988)

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, constructive sales, and passive foreign investment company adjustments.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the Fund’s financial statements.

26	PIMCO Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO EqS Pathfinder FundTM (constituting PIMCO Equity Series, hereafter referred to as the “Fund”) at June 30, 2010 and the results of its operations, the changes in its net assets and the financial highlights for the period April 14, 2010 (commencement of operations) through June 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2010 by correspondence with the custodian, counterparties and underlying fund’s transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 13, 2010

Annual Report	June 30, 2010	27

Federal Income Tax Information

(Unaudited)

The fund earned foreign source income of $2,771,387 during the year ended June 30, 2010. The fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid in the amount of $338,074 to shareholders. Shareholders will receive more detailed information along with their Form 1099-DIV.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

28	PIMCO Equity Series

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	GSC	Goldman Sachs & Co.	JPM	JPMorgan Chase & Co.
BNP	BNP Paribas Bank	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CSFB	Credit Suisse First Boston

Currency Abbreviations:
CHF	Swiss Franc	GBP	British Pound	SGD	Singapore Dollar
DKK	Danish Krone	JPY	Japanese Yen	USD	United States Dollar
EUR	Euro	NOK	Norwegian Krone

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over-the-Counter

Other Abbreviations:
ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	SPDR	Standard & Poor’s Depository Receipts

Annual Report	June 30, 2010	29

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit the Fund’s website at www.pimco-funds.com.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (50) Chairman of the Board and Trustee	03/2010 to present	Managing Director and member of Executive Committee, PIMCO. Formerly Chairman and Director, PCM Fund, Inc.	141	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present).

Independent Trustees

E. Philip Cannon (69) Trustee	03/2010 to present	Proprietor, Cannon & Company (an investment firm). Formerly, President, Houston Zoo. Formerly, Director, PCM Fund, Inc.	141	Trustee, PIMCO Equity Series VIT; Trustee, PIMCO ETF Trust; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust.

Vern O. Curtis (76) Trustee	03/2010 to present	Private Investor. Formerly, Director, PCM Fund, Inc.	141	Trustee, PIMCO Equity Series VIT; Trustee, PIMCO ETF Trust; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

30	PIMCO Equity Series

(Unaudited)

Executive Officers

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Neel T. Kashkari (36) President	03/2010 to present	Managing Director, PIMCO. Formerly, Interim Assistant Secretary for Financial Stability, Assistant Secretary for International Economics and Senior Advisor to Secretary Paulson, United States Department of Treasury

David C. Flattum (45) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	03/2010 to present	Executive Vice President and Chief Compliance Officer, PIMCO. Formerly; Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (66) Senior Vice President	03/2010 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	03/2010 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Brent R. Harris (50) Senior Vice President	03/2010 to present	Managing Director and member of Executive Committee, PIMCO

Douglas M. Hodge (52) Senior Vice President	03/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King, Jr. (47) Vice President - Senior Counsel, Secretary	03/2010 to present	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (39) Vice President	03/2010 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (40) Vice President	03/2010 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John P. Hardaway (53) Treasurer	03/2010 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Joshua D. Ratner (33) Assistant Secretary	03/2010 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President and Attorney, PIMCO. Formerly, Associate, Skadden, Arps, Slate, Meagher & Flom LLP and Associate, Ropes & Gray LLP.

Stacie D. Anctil (41) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (36) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

Annual Report	June 30, 2010	31

Privacy Policy

(Unaudited)

The Fund considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Fund has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Fund and certain service providers to the Fund, such as the Fund’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Fund’s internet websites.

Respecting Your Privacy

As a matter of policy, the Fund does not disclose any personal or account information provided by shareholders or gathered by the Fund to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Fund may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Fund reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Fund believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by the Fund in which a shareholder has chosen to invest. In addition, the Fund may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Fund may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Fund or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Fund shares may include, for example, a shareholder’s participation in the Fund or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Fund’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Fund takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Fund has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

32	PIMCO Equity Series

Approval of Investment Advisory Contract and Supervision and Administration Agreement

(Unaudited)

On March 30, 2010, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including all of the Independent Trustees, approved the Investment Advisory Contract and Supervision and Administration Agreement (together, with the Investment Advisory Contract, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of the PIMCO EqS Pathfinder FundTM (the “Fund”) for an initial two-year term.

The information, material factors and conclusions that formed the basis for the Board’s approval of the Agreements are described below.

1.	Information Received
A.	Materials Reviewed

The Trustees received a variety of materials relating to the services proposed to be provided by PIMCO. The Board reviewed information relating to proposed fund operations, including the Fund’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services proposed to be provided by PIMCO to the Trust. In considering whether to approve the Agreements, the Board reviewed materials, which included comparative industry data with regard to investment advisory fees and expenses of funds with investment objectives and policies similar to those of the Fund. The Board also reviewed material provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and supervisory and administrative services to the Fund.

B.	Review Process

In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data for funds in the appropriate Lipper, Inc. (“Lipper”) peer group. Lipper is an independent provider of investment company performance and fee and expense data. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board noted PIMCO has hired and will seek to hire additional personnel with equity experience, including traders, research analysts and compliance personnel to supplement existing PIMCO personnel. The Board also considered the costs of expanding PIMCO’s current infrastructure to support the operational and compliance needs of an equity fund business. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements are likely to benefit the Fund and its shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services to be provided by PIMCO to the Fund under the Agreements.

The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO would provide or procure supervisory and administrative services and bears the costs of various third party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the Fund and its shareholders.

3.	Investment Performance

As the Fund had not yet commenced operations at the time of the Board meeting, the Trustees did not receive nor consider investment performance information for the Fund. The Trustees received information about the portfolio managers’ performance record prior to their employment with PIMCO.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for the Fund, it considered a number of factors, including the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to the Fund’s investors.

The Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of the Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group Expense Comparison” of comparable funds, as well as the universe of other similar funds. The Board compared the Fund’s total expenses to other funds in the Peer Group Expense Comparison provided by Lipper and found the Fund’s total expenses to be reasonable. At the time the Board considered the Agreements, PIMCO did not manage any separate accounts with similar investment strategies to the Fund; however, the Board did consider the proposed standard separate account fee schedule for this strategy and noted that the Fund’s fees compared favorably to this schedule.

Annual Report	June 30, 2010	33

Approval of Investment Advisory Contract and Supervision and Administration Agreement (Cont.)

(Unaudited)

The Board also considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the unified supervisory and administrative fee creates fund fees that are fixed, rather than variable. The Board concluded that the Fund’s proposed supervisory and administrative fees were reasonable in relation to the value of the services to be provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on fund fees that would be beneficial to the Fund and its shareholders. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels, in effect, setting the fees as if the Fund was already at scale.

The Board noted that PIMCO had contractually agreed, through October 31, 2011, to reduce its advisory fee by 0.16% of the average daily net assets of the Fund. The Board also noted that PIMCO had contractually agreed, through October 31, 2011, to reduce total annual fund operating expenses for each Class of the Fund by waiving a portion of its supervisory and administrative fee or reimbursing the Fund, to the extent that any organizational expenses and the pro rata share of the Trust’s Trustees’ fees attributable to a Class of the Fund exceeds 0.0049% in any year.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees to be charged by PIMCO, as well as the estimated total expenses of the Fund, are reasonable and approval of the Agreements would likely benefit the Fund and its shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

As the Fund had not yet commenced operations at the time of the Board meeting, information regarding PIMCO’s costs and the profitability of PIMCO’s relationship with the Fund was not available.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in the expense ratio due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the supervisory and administrative fee (which, together with the advisory fee, serves as a proxy for the Fund’s overall expense ratio). The Trustees considered the investments in infrastructure and operations that PIMCO proposed to make in launching the equity fund business. The Trustees also considered that PIMCO has set the proposed initial fees at comparable levels that reflect PIMCO’s expectation that assets will increase significantly.

The Board concluded that the Fund’s proposed cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Fund, to the benefit of Fund shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: sales charges and distribution fees received and retained by the Fund’s principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Fund. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the Fund and its shareholders, for which the affiliates of PIMCO may be compensated under the unified supervisory and administrative fee, or through distribution fees paid pursuant to the Fund’s Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Fund, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the Agreements were fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Fund, and that the approval of the Agreements was in the best interests of the Fund and its shareholders.

34	PIMCO Equity Series

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PEQS2001 AR 063010

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period, the Code was amended to clarify certain defined terms, address the role of the Registrant’s Chief Compliance Officer and provide for the public disclosure of any amendments or waivers. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

	(a)	The Board of Trustees has determined that Vern O. Curtis, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Curtis is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

	(a)	Fiscal Year Ended(1)	Audit Fees
		June 30, 2010	$25,858
		June 30, 2009	N/A

	(b)	Fiscal Year Ended(1)	Audit-Related Fees
		June 30, 2010	$0
		June 30, 2009	N/A

	(c)	Fiscal Year Ended(1)	Tax Fees
		June 30, 2010	$0
		June 30, 2009	N/A

	(d)	Fiscal Year Ended(1)	All Other Fees
		June 30, 2010	$0
		June 30, 2009	N/A

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Equity Series (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) The Trust was established on December 28, 2009.

	(e)	Pre-approval policies and procedures

(1)    The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)    With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

	(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity

Entity	June 30, 2010	June 30, 2009
PIMCO Equity Series	$0	N/A
Pacific Investment Management Company LLC (“PIMCO”)	$1,802,856	$1,070,213
Allianz Global Investors Fund Management LLC	$702,950	$927,224
Allianz Global Investors of America L.P.	$1,934,774	$3,838,844

Totals	$4,440,580	$5,836,281

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon;

Vern O. Curtis

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ NEEL T. KASHKARI
Neel T. Kashkari
President, Principal Executive Officer

Date: August 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ NEEL T. KASHKARI
Neel T. Kashkari
President, Principal Executive Officer

Date: August 18, 2010

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date: August 18, 2010